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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 4, 2004

APARTMENT INVESTMENT AND MANAGEMENT COMPANY (Exact name of registrant as specified in its charter)
MARYLAND (State or other jurisdiction of incorporation or organization)	1-13232 (Commission File Number)	84-1259577 (I.R.S. Employer Identification No.)
4582 SOUTH ULSTER STREET PARKWAY SUITE 1100, DENVER, CO 80237 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (303) 757-8101

NOT APPLICABLE (Former name or Former Address, if Changed Since Last Report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        The press release of Apartment Investment and Management Company ("Aimco"), dated August 4, 2004, attached hereto as Exhibit 99.1 is furnished herewith. Aimco will hold its second quarter 2004 earnings conference call on August 4, 2004 at 3:00 p.m. eastern time. You may join the conference call through an Internet audiocast via Aimco's website at www.aimco.com/about/financial/2Q2004.asp by clicking on the Webcast link. Alternatively, you may join the conference call by telephone by dialing 800-218-0204, or 303-262-2130 for international callers. If you wish to participate, please call approximately five minutes before the conference call is scheduled to begin.

        If you are unable to join the live conference call, you may access the replay for 30 days on Aimco's website or by dialing 800-405-2236 (303-590-3000 for international callers) and using access code 11002189#. Please note that the full text of the press release and supplemental schedules are available through Aimco's website at www.aimco.com/about/financial/2Q2004.asp. The information contained on Aimco's website is not incorporated by reference herein.

          The following exhibits are furnished with this report:

Exhibit Number	Description
99.1	Second Quarter 2004 Earnings Release dated August 4, 2004

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

        Dated: August 4, 2004

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
/s/ Paul J. McAuliffe Paul J. McAuliffe Executive Vice President and Chief Financial Officer

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  ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
SIGNATURE